Segment Information	12 Months Ended
Mar. 31, 2026
Segment Information [Abstract]
SEGMENT INFORMATION

20. SEGMENT INFORMATION

Reportable Segments

The Company operates as a single reportable segment, which is consistent with how the CODM allocates resources and assesses performance. The Company’s operations are centralized and integrated, with financial results reviewed and managed on a consolidated basis. Accordingly, the management has determined that the Company has one reportable segment under ASC Topic 280, Segment Reporting.

Measure of Segment Profit or Loss

The CODM reviews financial information on a consolidated basis, using Net Income as the primary measure of segment performance to monitor budget versus actual results and decide where to allocate and invest additional resources to achieve continued growth. Net Income is defined as revenue less cost of revenue and operating expenses, and other segment items (including interest income, interest expense and other income), and income taxes.

Significant Segment Expense Categories Provided to the CODM

The CODM regularly receives and reviews the following expense categories, which are included in the segment’s measure of profit or loss:

	For the Fiscal Year Ended March 31,
($’000)	2026	2025	2024
	US$’000	US$’000	US$’000
Revenue	49,358	53,205	63,463
Cost of revenue	(56,475)	(49,289)	(59,020)

Administrative expenses
Staff cost	(1,865)	(1,226)	(747)
Legal and professional fees	(712)	(600)	(18)
Lease expenses	(480)	(222)	(53)
Insurance	(288)	(78)	(7)
Office expenses	(122)	(25)	(17)
Depreciation	(59)	(4)	(3)
Others	(91)	(72)	(32)

Share based compensation expenses	(1,487)	-	-

Other segment (expense)/income	(804)	(550)	(1,656)

Income tax expenses	(186)	(241)	(141)

Net (loss) income	$(13,211)	898	1,769